                                                        EXHIBIT 99.N.1

                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form N-2 of our report dated February 19, 1997, on our audit of the consolidated financial statements of Medallion Financial Corp., and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 13, 1997